Exhibit 10.2

      THIS WARRANT HAS BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED (I) EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THIS WARRANT OR (ii) EXCEPT PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

      IN ADDITION, THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO RESTRICTIONS ON SALE AS SET FORTH HEREIN.

No.

          Void after 5:00 p.m. Eastern Standard Time, on March 2, 2005

                        WARRANT TO PURCHASE COMMON STOCK
                             EPL TECHNOLOGIES, INC.

            This is to Certify that, FOR VALUE RECEIVED, __________ or its permitted assigns under the terms hereof ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from EPL TECHNOLOGIES, INC., a Colorado corporation ("Company"), an aggregate of ________ shares of common stock, par value $0.001 per share, of the Company (the "Common Stock"), at an exercise price equal to one dollar (United States Dollars $1.00), per share, for each of such shares of Common Stock issuable under this Warrant, at any time during the period of March 2, 2000 to March 2, 2005, but not later than 5:00 p.m. Eastern Standard Time, on March 2, 2005, subject to modification and adjustment as provided herein. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

            (a)(1) Cash Exercise. Subject to the provisions of subsection (f) hereof, at the option of the Holder, this Warrant may be exercised in whole or in part at any time or from time to time on or after March 2, 2000, and until March 2, 2005 or, if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by the Exercise Price, payable via certified or official bank check or wire transfer payable to the Company or its order. If this Warrant should be exercised in part only, and provided the Warrant shall not have then expired, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant of like tenor and date evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable thereunder. Upon receipt by the Company of this Warrant, accompanied by payment of the Exercise Price for the number of shares for which this Warrant is being exercised, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise immediately prior to the close of business on the date of such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder; provided, however, that if on such date the transfer books for the Common Stock shall be closed, the certificates for the shares or other securities in respect of which the Warrant has been exercised shall be issuable on the date on which such books shall next be opened, and until such date, the Company shall be under no obligation to deliver any certificates for such shares or other securities.

            (a)(2) Cashless Exercise. Subject to the provisions of subsection
(f) hereof, at any time during the period of March 2, 2000 to March 2, 2005, the Holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of shares of Common Stock determined in accordance with this subsection (a)(2), by surrendering this Warrant at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of shares of Common Stock to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Warrant shares of Common Stock issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within three (3) days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of shares of Common Stock (rounded to the next highest integer) equal to (A) the number of shares of Common Stock specified by the Holder in its Notice of Exchange (the "Total Share Number") less (B) the number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of the Total Share Number and the applicable Exercise Price by (ii) the average closing bid price of the Common Stock on the NASDAQ SmallCap Exchange during the five (5) business days immediately preceding the Exchange Date.

            The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

                  (b) Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

                  (c) Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall round up such fraction to the next whole number of shares.

                  (d) Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft or destruction of this warrant and of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time be enforceable by anyone. This Warrant shall not be transferable upon the transfer books of the Company with respect to record ownership of this Warrant or the Warrant Shares until and unless any such proposed transferee executes and delivers to the Company, in writing, representations and warranties of the Holder under this Warrant comparable to those set forth in paragraph (I) below and delivers to the Company an opinion of counsel, satisfactory to the Company in its sole discretion, both as to the issuer of the opinion and the substance of such opinion, that such transfer does not require registration under the Securities Act and that such transfer is exempt from any such registration under the Securities Act or any applicable state securities laws.

                  (e) Rights of the Holder. The Holder shall not, by virtue of holding this Warrant prior to any exercise of this Warrant, be entitled to any rights of a shareholder in the Company either at law or equity, including without limitation the right to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of the Warrant, for any purpose whatsoever, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein until such Holder shall have exercised the Warrant and been issued shares of Common Stock in accordance with the provisions hereof.

                  (f) Anti-Dilution Provisions. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time, but only upon the occurrence of any of the events as hereinafter provided:

                        (I) In the event the Company shall issue Common Stock as a dividend upon Common Stock or in payment of a dividend thereon, the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the record date for the determination of stockholders entitled to receive the same (it being understood that any issuance of Common Stock as a dividend on any class of the Company's preferred stock shall have no effect on the Exercise Price);

                        (ii) In the event the Company shall at any time subdivide or combine its outstanding shares of Common Stock, by reclassification or otherwise, the Exercise Price then in effect shall be proportionately decreased or increased, as the case may be, effective immediately after the effective date of such subdivision or combination; and

                        (iii) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of each Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the shares of the Common Stock of the Company purchasable and receivable upon the exercise of the rights represented by such Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such Common Stock purchasable and receivable upon the exercise of the rights represented by such Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such reorganization, reclassification, consolidation, merger or sale, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of the Warrant (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares issuable upon the exercise of the Warrants) shall thereafter be applicable as nearly as may be in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of stock, securities, or assets thereafter deliverable upon exercise of Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

                        (iv) Upon each adjustment of the Exercise Price pursuant to this Section (f), the number of shares of Common Stock specified in each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of such Warrant and dividing the product so obtained by the Exercise Price in effect after such adjustment.

                        (v) Irrespective of any adjustments of the number or kind of securities issuable upon exercise of Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number of shares of Common Stock and Exercise Price as are stated in similar Warrants previously issued.

                        (vi) The Company may retain the independent public auditing firm regularly retained by the Company, or another firm of independent public auditors of nationally recognized standing selected by the Company's Board of Directors, to make any computation required under this Section (f) and a certificate signed by such firm shall be conclusive evidence of any computation made under this Section (f).

                        (vii) Whenever there is an adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrants, or both, as provided in this Section (f), the Company shall (A) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board or the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring such adjustment and the number and kind of securities issuable upon exercise of each Warrant after such adjustment; and (B) cause a notice stating that such adjustment has been effected and the

Exercise Price then in effect and the number and kind of securities issuable upon exercise of each Warrant to be sent to each registered holder of a Warrant.

                        (viii) If an event occurs which is similar in nature to the events described in this Section (f), but is not expressly covered hereby, the Board of Directors of the Company shall make or arrange for an equitable adjustment to the number of shares of Common Stock issuable pursuant hereto and the Exercise Price. The Company further agrees, as a general matter, (I) that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observation of performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, (ii) promptly to take all action as may from time to time be required in order to permit the Holder to exercise this Warrant and the Company duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the exercise hereof, and (iii) promptly to take all action required or provided for herein to protect the rights of the Holder granted hereunder against dilution.

                  (g) Notices To Warrant Holders. So long as this Warrant shall be outstanding, (I) if the Company shall offer to the holders of the Common Stock for subscription or purchase by them any share of any class or any other rights or (ii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all or the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen (15) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record date is to be fixed for the purpose of such rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding upon.

                  (h) Incidental Registration Rights If the Company proposes to file a registration statement with the Commission for a public offering and sale of any equity securities issued by the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation) at any time and from time to time, it will, prior to such filing, give written notice to the Holder of its intention to do so and, upon written request of such Holder given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of the Warrant Shares), the Company shall use its best efforts to cause all of the Warrant Shares which the Company has been requested by the Holder to register under the Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this section without obligation to any Holder.

                        In connection with any registration under this section involving an underwriting, the Company shall not be required to include any Warrant Shares in such registration unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Warrant Shares to be included in the offering, or to exclude them altogether, then the Company shall be required to include in the registration only that number of Warrant Shares, if any, which the managing underwriter believes should be included therein; provided that no persons or entities other than the Company, the Holder and persons or entities holding registration rights shall be permitted to include securities in the offering. If the number of Warrant Shares to be included in the offering in accordance with the foregoing is less that the total number of shares which the Holder has requested to be included, then the Holder and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of common stock (giving effect to the conversion into shares of common stock of all securities convertible thereunto). If any Holder would thus be entitled to include more securities that such Holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence. If the Holder disapproves of the terms of any underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  (i) Covenants of the Company with respect to Registration The Company covenants and agrees as follows:

                        (A) The Company shall pay all costs, fees and expenses in connection with any registration statement ("Registration Statement") filed in relation to the Warrant Shares, including, without limitation, the Company's legal and accounting fees and printing expenses.

                        (B) The Company will take all necessary action which may be required in qualifying or registering the Warrant Shares included in any Registration Statement.

                        (C) Any Holder, and its successors and assigns, shall severally and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim or damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holder, or its successors or assigns, for specific inclusion in such Registration Statement.

                        (D) Nothing contained in this Agreement shall be construed as requiring the Holder to exercise his Warrants prior to the initial filing of any Registration Statement or the effectiveness thereof.

                  (j) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws.

                  (k) Representations and Warranties of the Holder.

                        The Holder hereby represents and warrants to the Company, intending that the Company rely on such representations and warranties in issuing the Warrant and any Warrant Shares to the Holder, as follows:

                              (A) The Holder is an "accredited investor" as
defined under the rules and regulations under the Securities Act and is a sophisticated investor who is fully familiar with the nature of the Company's business or, that the Company has previously acknowledged in writing to the Holder that the Holder need not be an "accredited investor."

                              (B) The Holder understands that the Warrants and
the Warrant Shares have not been and will not, in connection with the issuance of the Warrant to the Holder, be registered under the Securities Act, are subject to substantial restrictions on transfer as set forth herein and may not be sold or transferred absent such registration unless the Holder provides the Company with an opinion of counsel which is satisfactory to the Company (both as to the issuer of the opinion and the form and substance thereof) that the Warrant or the Warrant Shares proposed to be transferred may be transferred in reliance on an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws.

                              (C) The Holder represents and warrants that it is
acquiring the Warrant for its own account, as principal, for investment only and not with a view to resale or distribution and that it will not sell or otherwise transfer any of the Warrant or the Warrant Shares, except in accordance with applicable securities laws.

                              (D) The Holder represents and warrants that it is
able to bear the economic risk of losing its entire investment in the Warrant and the Warrant Shares.

                              (E) Holder understands that the Warrant and the
Warrant Shares are being offered and sold in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company and its controlling persons are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth in this Warrant to determine the applicability of such exemptions and the suitability of the Holder to acquire the Warrant and the Warrant Shares.

                              (F) Holder represents and warrants that the
information set forth in this Warrant concerning the Holder is true and correct.

                              (G) Holder acknowledges and understands the
meaning of the representations made by Holder in this Agreement and hereby agrees to indemnify and hold harmless the Company and all persons deemed to be in control of the Company from and against any and all loss, costs, expenses, damages and liabilities (including, without limitation, court costs and attorneys' fees) arising out of or due to a breach by the Holder of any such representations. All representations set forth in subparagraphs (B), (C), (E) and (G) shall survive the delivery of this Warrant and the purchase by the Holder of the Warrant and any Warrant Shares.

                                         EPL TECHNOLOGIES, INC.


                                       By
                                           Name: Paul L. Devine
                                           Title: President

Dated: March 2, 2000

                              Schedule of Warrants

--------------------------------------------------------------------------------
          Name of Warrant Holder                 Number of Warrant Shares
--------------------------------------------------------------------------------

           Karen and Bob Ingram                          500,000
--------------------------------------------------------------------------------
               Don Giesenger                             250,000
--------------------------------------------------------------------------------
               Jerry Kramer                              250,000
--------------------------------------------------------------------------------
           Seidner Family Trust                          250,000
--------------------------------------------------------------------------------
               Walter Terry                              200,000
--------------------------------------------------------------------------------
        Serena and Richard McCallum                       50,000
--------------------------------------------------------------------------------
               James Rhodes                               25,000
--------------------------------------------------------------------------------
              Peter Leininger                             25,000
--------------------------------------------------------------------------------
               John Merriman                              25,000
--------------------------------------------------------------------------------
              Tom Calcagnini                              12,500
--------------------------------------------------------------------------------
             James Calcagnini                             25,000
--------------------------------------------------------------------------------
             Donald Calcagnini                            12,500
--------------------------------------------------------------------------------
                Tim Collins                               12,500

--------------------------------------------------------------------------------
                                     Total:             1,637,500
--------------------------------------------------------------------------------